UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2010

RED ROBIN GOURMET BURGERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49916	84-1573084
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

6312 S. Fiddler’s Green Circle, Suite 200N
Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 846-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry Into a Material Definitive Agreement.

On May 27, 2010, Red Robin Gourmet Burgers, Inc. (the “Company”) entered into Indemnification Agreements with each of Robert B. Aiken, Lloyd L. Hill and Stuart I. Oran, the Company’s new directors.  The Indemnification Agreements executed by these directors are identical to the form of Indemnification Agreement previously executed by other members of the Board of Directors and management.

The Indemnification Agreements are intended to complement the indemnity protection available under applicable law, the Company’s Amended and Restated Certificate of Incorporation, as amended, and the Third Amended and Restated Bylaws, as amended, and any policies of insurance which may currently or hereafter be maintained by the Company.  The Indemnification Agreement provides, among other things, and subject to the certain limitations described therein: (a) that the Company will indemnify such director (each an “Indemnitee”), who was successful, in whole or in part, whether on the merits or otherwise in defense of any action, suit or proceeding, including actions by or in the right of the Company, if (i) the Indemnitee’s conduct was in good faith, (ii) the Indemnitee reasonably believed that his conduct was in or not opposed to the best interests of the Company, and (iii) in the case of any criminal proceeding, the Indemnitee had no reasonable cause to believe his conduct was unlawful; (b) that the Company will advance expenses incurred by the Indemnitee in any such proceeding, including attorneys’ fees, to the Indemnitee in advance of the final disposition of the proceeding; and (c) that the rights of the Indemnitee under the Indemnification Agreement are in addition to any other rights the Indemnitee may have under the Company’s Amended and Restated Certificate of Incorporation, as amended, the Third Amended and Restated Bylaws, as amended, the Delaware General Corporation Law or otherwise.

The foregoing description of the Indemnification Agreement is qualified in its entirety by reference to Exhibit 10.20 to the Company’s registration statement on Form S-1/A (No. 333-87044) filed with the Securities and Exchange Commission (“SEC”) on July 12, 2002, and such exhibit is hereby incorporated by reference in its entirety into this Item 1.01.

Item 5.03                     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to the Amended and Restated Certificate of Incorporation

At the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 27, 2010, the stockholders of the Company approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, adopting a majority voting standard for uncontested director elections, as more fully described in the Company’s Proxy Statement dated April 26, 2010. Subsequent to stockholder approval, the amendment was filed with the Secretary of State of the State of Delaware and became effective on May 27, 2010.

A copy of the Second Amendment to the Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.  The foregoing description of the amendment is qualified in its entirety by reference to Exhibit 3.1.

Amendment to the Third Amended and Restated Bylaws

Concurrently with the stockholder approval of the above-described amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, the Board of Directors approved an amendment to the Company’s Third Amended and Restated Bylaws.   The last paragraph of Section 7 of Article I of the Third Amended and Restated Bylaws was deleted and replaced with the following paragraphs:

“When a quorum is present at any meeting for the election of directors, a nominee for director shall be elected by the stockholders at such meeting if the votes cast ‘for’ such nominee’s election exceed the votes cast ‘against’ (or ‘withheld’ from) such nominee’s election (with ‘abstentions’ and ‘broker non-votes’ not counted as a vote either ‘for’ or ‘against’ that director’s election); provided, that directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which (i) the secretary of the corporation receives a notice that a stockholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for stockholder nominees for director set forth in Section 1 of this Article I; and (ii) such nomination has not been rejected by the Corporation for any reason or withdrawn by such stockholder on or before the tenth business day before the corporation first mails its notice of meeting to the stockholders. In the event the votes cast ‘against’ (or ‘withheld’ from) the nominee exceed the votes cast ‘for’ such nominee (with ‘abstentions’ and ‘broker non-votes’ not counted as a vote either ‘for’ or ‘against’ that director’s election) (a “No Vote”), the resulting vacancy shall be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), and the directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires or until such director’s successor shall have been duly elected and qualified. In no event shall the Board of Directors nominate or elect a person to the Board of Directors who has received a No Vote subsequent to the adoption of this provision.

Except as otherwise required by law, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.”

A copy of the Amendment No. 1 to the Third Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.  The foregoing description of the amendment is qualified in its entirety by reference to Exhibit 3.2.

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 27, 2010 at the Company’s offices in Greenwood Village, Colorado.  Of the 15,615,358 shares of common stock issued and outstanding as of the record date, 13,755,586 shares of common stock (approximately 88.09%) were present or represented by proxy at the Annual Meeting.  The Company’s stockholders elected all of the directors nominated by the Company’s Board of Directors, approved the proposal to amend the Amended and Restated Certificate of Incorporation, as amended, to adopt a majority voting standard for uncontested director elections, and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 26, 2010. The results of the voting on the matters submitted to the stockholders are as follows:

1. Election of Lloyd L. Hill and Stuart I. Oran, to serve on the Board of Directors of the Company until the 2013 annual meeting of stockholders and until their successors have been duly elected and qualified, or until the earlier of their respective deaths, resignations or retirement:

NAME	FOR	WITHHELD	BROKER NON-VOTE
Lloyd L. Hill	11,898,262	323,024	1,534,300
Stuart I. Oran	11,886,873	334,413	1,534,300

2. Approval of the amendment to the Amended and Restated Certificate of Incorporation, as amended, to adopt a majority voting standard for uncontested director elections:

FOR	WITHHELD	ABSTAIN
13,251,547	497,912	6,125

3. Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 26, 2010:

FOR	WITHHELD	ABSTAIN
13,739,604	14,634	1,347

ITEM 9.01             Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

3.1	Second Amendment to the Amended and Restated Certificate of Incorporation of Red Robin Gourmet Burgers, Inc., dated May 27, 2010

3.2	Amendment No. 1 to the Third Amended and Restated Bylaws, effective May 27, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2010

RED ROBIN GOURMET BURGERS, INC.

	By:	/s/ Annita M. Menogan
Name: Annita M. Menogan
Title: Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amendment to the Amended and Restated Certificate of Incorporation of Red Robin Gourmet Burgers, Inc., dated May 27, 2010

3.2	Amendment No. 1 to the Third Amended and Restated Bylaws, effective May 27, 2010